SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

TECTONIC THERAPEUTIC, INC.

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(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Your Vote Counts! TECTONIC THERAPEUTIC, INC. 2026 Annual Meeting Vote by June 7, 2026 11:59 PM ET TECTONIC THERAPEUTIC, INC. 490 ARSENAL WAY SUITE 200 WATERTOWN, MA 02472 V96457-P49455 You invested in TECTONIC THERAPEUTIC, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on June 8, 2026. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 25, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and June 8, 2026 9:00 AM, EDT vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/TECX2026 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Voting Items Recommends 1. Election of Directors Nominees: 1a. Timothy A. Springer, Ph.D. For 1b. Stefan Vitorovic, M.S., M.B.A. For 2. Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting For firm for the fiscal year ending December 31, 2026. 3. Advisory approval of the compensation of the Company’s Named Executive Officers. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.